UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2019

HTG Molecular Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37369	86-0912294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3430 E. Global Loop Tucson, AZ		85706
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 289-2615

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(d)

On March 28, 2019, the Board of Directors (the “Board”) of HTG Molecular Diagnostics, Inc. (the “Company”) appointed John L. Lubniewski as a member of the Board, effective immediately. Mr. Lubniewski currently serves as the Company’s President and Chief Executive Officer.

(e)

Employment Agreement with Timothy B. Johnson

On March 31, 2019, in connection with the transition of Timothy B. Johnson from the role of Chief Executive Officer to Executive Chairman, the Company entered into a new employment agreement with Mr. Johnson. Pursuant to the new agreement, which replaces Mr. Johnson’s prior agreement with the Company dated December 24, 2014, Mr. Johnson will receive an annual base salary of $100,000 for his service as Executive Chairman. Mr. Johnson will remain eligible for an annual performance bonus for his service as Chief Executive Officer, prorated for the period during which he served in that role from January 1, 2019 to March 31, 2019. As Executive Chairman, Mr. Johnson will also be eligible to receive discretionary bonuses as determined by the Board in its sole discretion.

Employment Agreement with John L. Lubniewski

On April 1, 2019, in connection with the appointment of Mr. Lubniewski as the Company’s Chief Executive Officer, the Company entered into a new employment agreement with Mr. Lubniewski. The new agreement, which replaces Mr. Lubniewski’s prior agreement with the Company dated December 18, 2014, memorializes the base salary and annual target bonus opportunity previously approved by the Board in January 2019 in connection with Mr. Lubniewski’s promotion to Chief Executive Officer, as described in the Company’s Current Report on Form 8‑K filed with the Securities and Exchange Commission on January 30, 2019.

The foregoing descriptions are not complete and are qualified in their entirety by reference to the full text of the respective employment agreements, copies of which are attached to this report as Exhibits 10.1 and 10.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Employment Agreement between the Company and Timothy B. Johnson, dated March 31, 2019.
10.2	Employment Agreement between the Company and John L. Lubniewski, dated April 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2019	HTG Molecular Diagnostics, Inc.

	By:	/s/ Shaun D. McMeans
Shaun D. McMeans
Senior Vice President and Chief Financial Officer